                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): September 30, 2005
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

Indiana                              1-106                   38-1799862
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(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)            Identification No.)

140 Greenwich Avenue, 4Th Floor, Greenwich, CT                    06830
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange  Act (17 CFR  240.13e-4(c))

Item 1.01 ENTRY INTO  MATERIAL  DEFINITIVE AGREEMENT.

     LOAN AGREEMENT WITH RBC CENTURA BANK.

     On  September  30,  2005,  M-tron  Industries,  Inc.,("M-tron"),  and Piezo
Technology,Inc.,("PTI"), each wholly-owned subsidiaries of Lynch Corporation(the
"Registrant"),  entered  into a loan  agreement(the  "Loan  Agreement")with  RBC
Centura  Bank("RBC"),  which is filed as Exhibit 10.1 to this Current  Report on
Form 8-K. The Loan  Agreement  provides  for a loan in the amount of  $3,040,000
(the "Term Loan"),  the proceeds of this loan were used to payoff the $3,000,000 bridge loan with First  National Bank of Omaha.  The Term Loan bears interest at
LIBOR Base Rate plus 2.75% and is to be repaid in monthly  installments based on a twenty year amortization, with the then remaining principal balance to be paid on the  fifth  anniversary  of the Term  Loan.  The Term  Loan is  secured  by a mortgage on PTI's premises.  In connection with this Term Loan, PTI entered into a five-year  interest rate swap from which it will receive periodic  payments at the LIBOR  Base Rate and make  periodic  payments  at a fixed rate of 7.51% with monthly settlement and rate reset dates.

     The Loan Agreement contains a variety of affirmative and negative covenants of types customary in an asset-based lending facility,  including those relating to reporting  requirements,  maintenance  of records,  properties  and corporate existence,  compliance with laws,  incurrence of other  indebtedness  and liens, restrictions on certain payments and transactions  and  extraordinary  corporate events. The Loan Agreement also contains financial covenants relating to maintenance  of levels of minimal  tangible  net  worth,  total  liabilities  to tangible net worth ratio and fixed charge coverage ratio. In addition,  the Loan
Agreement  provides  that  the  following  will  constitute  events  of  default thereunder,  subject to certain grace periods: (i)payment defaults; (ii) failure to meet reporting requirements; (iii) breach of other obligations under the Loan
Agreement;  (iv) default with respect to other material indebtedness;  (v) final judgment for a material amount not discharged or stayed;  and (vi) bankruptcy or insolvency.

     Pursuant to an Unconditional Guaranty for Payment, filed as Exhibit 10.2 to this Current Report on Form 8-K, the Registrant guaranteed to RBC the payment of its subsidiaries'  obligations under the Loan Agreement and ancillary agreements and instruments.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS

        Number        Exhibit
        ------        -------

        10.1          Loan Agreement, by and among M-tron, PTI and RBC, dated
                      September 30, 2005.

        10.2          Unconditional   Guaranty  for  Payment  with  RBC,   dated
                      September 30, 2005

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYNCH CORPORATION

                                        By: /s/ Eugene Hynes
                                            -----------------------------------
                                            Eugene Hynes
                                            Vice President

October 04, 2005